                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                            (X)
Filed  by  a  Party  other  than  the  Registrant     ( )

Check  the  appropriate  box:

( )     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(x)     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  under  Section  240.14a-12

                           RRUN VENTURES NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X)       No  fee  required
 ( )       Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3)   Proposed  maximum  aggregate  value  of  transaction:

     4)   Total  fee  paid:

( )       Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                           RRUN VENTURES NETWORK, INC.
                           62 W. 8th Avenue, 4th Floor
                   Vancouver, British Columbia, Canada V5Y 1M7

                                                           December  18,  2002

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of RRUN Ventures Network, Inc., which will be held at the offices of the Company at 62
W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7 on December 30, 2002 at 10:00 a.m. Pacific Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of RRUN Ventures, Network, Inc.

                                     Sincerely,



                                      Ray  A.  Hawkins
                                      President  &  CEO  &  Director

                           RRUN VENTURES NETWORK, INC.
                           62 W. 8th Avenue, 4th Floor
                   Vancouver, British Columbia, Canada V5Y 1M7
                            Telephone (604) 682-6541

              ____________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               ___________________________________________________

TO THE SHAREHOLDERS OF.:

The annual meeting of the shareholders of RRUN Ventures Network, Inc. will be held at the offices of the Company at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7 on December 30, 2002 at 10:00 a.m. Pacific Time, for the following purposes:

     1. To elect three directors to serve until the next annual meeting or until their successors are elected and qualified;

     2. To confirm the appointment of Morgan & Company as auditors for the Company;

     3.   To  ratify  the  amended  bylaws  approved  by the Board of Directors;

     4. To vote upon a proposal to amend the articles of incorporation in order the authorize the board of directors to increase the number of authorized common shares from 100,000,000 shares to 250,000,000 shares and to authorize 200,000,000 shares of preferred stock; and

     5. To transact any other business that may properly come before the meeting or any adjournment of the meeting.



Shareholders of record at the close of business on December 5, 2002 are entitled to notice of and to vote at the meeting. The Company's proxy statement and its 2001 annual report to shareholders accompany this notice.

All  shareholders  are  invited  to  attend  the  meeting  in  person.

                               BY ORDER OF THE BOARD OF DIRECTORS,


                               Ray A. Hawkins, President, CEO & Director

Vancouver,  British  Columbia,  Canada
December  18,  2002

                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE

PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                           RRUN Ventures Network, Inc.
                           62 W. 8th Avenue, 4th Floor
                   Vancouver, British Columbia, Canada V5Y 1M7

                            Telephone (604) 682-6541
                ________________________________________________

                                 PROXY STATEMENT
                ________________________________________________

                     For the Annual Meeting of Shareholders
                          To be held December 30, 2002


NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RRUN VENTURES NETWORK, INC. OR ANY OTHER PERSON.

                            MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RRUN Ventures Network, Inc. (the "Company") for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the offices of the Company at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7 on December 30, 2002 at 10:00 am. Pacific Time, to elect three directors to serve until the next annual meeting or until their successors are elected and qualified, to confirm the appointment of the accounting firm of Morgan & Company as the Company's auditors, to approve the amended Bylaws of the Company and to approve amendment to the articles of incorporation.

Management knows of no other business that may properly come before the meeting. The above matters require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about December 18, 2002.

                      RECORD DATE; SOLICITATION OF PROXIES

The board of directors of RRUN Ventures Network, Inc. has fixed the close of business on December 5, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 44,384,790 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by RRUN Ventures Network, Inc. and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. RRUN Ventures Network, Inc. will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. RRUN Ventures Network, Inc. will bear the costs of the annual meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. RRUN Ventures Network, Inc. has spent approximately $3,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that RRUN Ventures Network, Inc. will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding RRUN Ventures Network, Inc.'s proxies and related materials may be directed in writing to Ray A. Hawkins, President & CEO, at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7.

                            VOTE REQUIRED AND VOTING

In order to obtain shareholder approval for all matters other than the amendment to the articles of incorporation, thirty-three and one-third percent (33.33%) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the three candidates receiving a plurality of the votes cast at a shareholder's meeting at which a quorum is present. The appointment of Morgan & Company as auditors for the Company and the amend bylaws will be approved upon the majority vote of the shares in attendance at the meeting at which a quorum is present. Approval of the amendments to the articles of incorporation requires the affirmative at the meeting of a majority of all common shares issued and outstanding.

You can vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the named nominees for the board of directors identified herein. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

                                  OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

                               REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of RRUN Ventures Network, Inc. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or
(3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Three directors are to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

The  following  sets  forth  information  regarding  each  nominee.

                    All Positions                             Years/Mos. Served
                    And  Offices                              as  Director
Name                with RRUN                     Age         of the Company

Ray A. Hawkins (1)  President, Chief Executive
                    Officer & Director            33          1 Year/ 3 Mos.

Edwin Kwong (1)     Secretary/Treasurer,
                    Chief  Operations  Officer,
                    Chief  Financial  Officer  &
                    Director                      31          1 Year/ 3  Mos.

Pavel Bains (2)     Executive Vice President &
                    Director                      27          Less than 1 year

(1)  Appointed  to  the  Board  on  August  17,  2001
(2)  Appointed  to  the  Board  on  November  8,  2002

                                 Terms of Office

All executive officers are employed by RRUN on a full-time basis, except Pavel Bains, who serves as RRUN's Executive Vice President on a less than full-time basis. Vacancies in the existing Board of Director are filled by majority vote of the remaining Directors. The officers serve at the will of the Board of Directors. There are no family relationships between any executive officer and director.

Ray  Hawkins  -  Director,  President  &  CEO.

As the President & CEO, Mr. Hawkins duties include the forging of business development, securing of partnerships, and overseeing product development, and marketing campaigns. Mr. Hawkins is a serial entrepreneur with over a decade of experience in the fields of media, entertainment, and marketing. From
1990-1995, Mr. Hawkins operated his own music artist management firm, RAH Talent. During that time Mr. Hawkins also acted as the CEO of Empire Communications, a record label that produced a number of cutting edge music artists. From 1993-1997 Mr. Hawkins acted as a music consultant, procuring cutting edge music for movie and television production houses like Paramount
Pictures and video game companies like Electronic Arts. From 1996-1999 Mr. Hawkins was the founder, President, and CEO of TAXI Communications Network Inc., a leading edge media and marketing firm that produced a popular local culture magazine, TAXI Vancouver, and developed urban based marketing campaigns for companies like Labatt Breweries, Universal Music, Virgin Megastore and Molson Canada.

Edwin  Kwong  -  Director,  COO  and  CFO.

Mr. Kwong uses his background in finance and project management to oversee the day-to-day operations of RRUN.Mr. Kwong has over 5 years of international management consulting experience in Project Management and Finance in Canada and Asia. In 1993 Mr. Kwong received a Bachelor of Commerce in Finance from the University of British Columbia. In 1996 Mr. Kwong received a Graduate Diploma in Asian Pacific Management. From 1994-1996 Mr. Kwong worked as Investment Advisor Assistant for Great Pacific Management in Vancouver. From 1996 to 1997 Mr. Kwong acted as a consultant in Hong Kong for Manulife International Ltd. and Ernst and Young Management Consulting. From 1997-1998 Mr. Kwong was a Project Executive for Hopewell Holdings in Hong Kong and Indonesia. In 1998 Mr. Kwong completed his Level 1 examination in the Chartered Financial Analyst program. From 1999-2000 Mr. Kwong was the Senior Business Specialist for Intria Items Inc., a financial technology solutions division of Canadian Imperial Bank of Commerce.

Pavel  Bains  -  Director,  Executive  Vice  President.

Mr. Bains has over five years of experience in marketing and promotion, e-commerce development, and business strategy. Prior to RRUN, Mr. Bains was employed as a Marketing Representative for both Labatt Breweries and Budweiser where he produced promotional and marketing programs aimed at the urban market. Mr. Bains has also tenured with the National Basketball Association's Vancouver

Grizzlies in a media relations role. Mr. Bains has a Bachelor's degree in Business Administration from Simon Fraser University where he won a top-consulting award for his work for Amazon.com.

          THE BOARD RECOMMENDS  A VOTE IN FAVOR OF THE NAMED NOMINEES.


                                   PROPOSAL II
                              SELECTION OF AUDITORS

The board of directors selected Morgan & Company, Chartered Accountants, as the independent auditors to examine the Company's financial statements for the fiscal year ended December 31, 2002. The name of the principal accountant for the Company at Morgan & Company is Mr. Jim Philip. The board has presented this selection to the shareholders to confirm the appointment.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the meeting.

THE  BOARD  RECOMMENDS  A  VOTE  IN  FAVOR  OF  CONFIRMING  THE  APPOINTMENT.


                                  PROPOSAL III
                                 AMENDED BYLAWS

On August 17, 2001 the Board of Directors approved amended bylaws in the form and content attached to this document as Appendix A. The amended bylaws provide the following:

     * Number and Qualification. The authorized number of directors of the corporation shall be not less than one (1) nor more than twelve (12) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the
          --------
          term  of  any  incumbent  directors.

     * Quorum. At all meetings of stockholders, except where a greater requirement is provided by statute or by the Articles of Incorporation, or by the Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation's common voting stock shall constitute a quorum for the transaction of business.

     *    Immunity  of  Directors and Indemnification of Directors and Officers.

          (a) Director Immunity. Directors will be immune from monetary liabilities to the fullest extent not prohibited by Nevada law. Excepted from that immunity are:

               * a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director has a material conflict of interest;

               * a violation of criminal law unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful;

               * a transaction from which the director derived an improper personal profit; and

               *    willful  misconduct.

          (b) Directors and Officers. The corporation will indemnify its directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under Nevada law or (iv) such indemnification is required to be made pursuant to the Bylaws.

THE  BOARD  RECOMMENDS  A  VOTE  IN  FAVOR  OF  THE  AMENDED  BYLAWS.

                                   PROPOSAL IV
  AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
          AUTHORIZED COMMON STOCK FROM 100,000,000 SHARES TO
                   250,000,000 SHARES AND TO AUTHORIZE
                  200,000,000 SHARES OF PREFERRED STOCK

Reason  for  the  Increase  in  Authorized  Common  Stock

The Company has announced that it is its intention to develop a chain of urban based liquor licensed entertainment establishments, namely nightclubs, in order to further its goal of developing an urban lifestyle business. The board of the company has determined that the best way to do this is to acquire the first club and possibly the second and use these as models for further establishments which will be developed from the ground up.

It is expected that the acquisitions will be made via both stock and cash. In order to raise capital the company will require an increase in shares outstanding to make the acquisitions. Stock required for the acquisitions will also have to be provided for. Finally in order to make the acquisitions, there will be a need for capital to cover the expenses of identification, targeting and closing the acquisitions including fees for lawyers, accountants and investment bankers.

Because of the currently low stock price, and given the expected purchase price of the acquisitions, this may translate into at least 50 million outstanding shares required to be added to the capital stock. Note that part of the purchase price of an acquisition or the capital raised may need to include the granting of warrants. These warrants will therefore be needed to be included in the authorized number. These additional authorized shares may also aid in the securing of the capital needed to also cover the corporate expenses required for the acquisitions. Additional acquisitions or mergers that are made with stock will also require the additional shares made available by the increase in the authorized common stock. The company has previously stated it may issue stock to compensate, staff, consultants and others, and also to settle debts with suppliers and creditors.

The Board believes that the increase in the authorized will be well merited since it may result in the company building a core of income-producing hard assets. The Board believes that the impact of these income producing assets may result in an increase in the company's valuation and stock price such that the apparent dilution may be more than offset by the increase in valuation such that stockholders may see an increase in the stock price as a result.

Reason  for  the  Authorization  of  Preferred  Stock

The board of directors has approved an amendment to the articles of incorporation which would authorize the board of directors of the company to issue up to 200,000,000 shares of preferred stock. The articles of incorporation would then allow the board of directors at some later date to designate the preferred stock into series and to designate the rights and preferences of each series. The board of directors believes it is in the best interest of the company to have preferred stock designated so the company has the flexibility to issue preferred shares quickly in the event it is necessary in order to raise capital or to attract and retain talent to the company.

If the amendment to the articles of incorporation is approved, the board of directors will have the authority to designate the rights and preferences of and to issue preferred shares that may have rights and preferences superior to the rights and preferences of common stock. These superior rights and preferences may include without limitation, preferential rights to dividends, to liquidation proceeds and the right to vote preferred stock as a class on certain issues. This will have the effect of subordinating the rights currently held by common shareholders to the rights of preferred shareholders.

In order to allow for the authorization of preferred shares and the increase in the authorized number of common shares, it is necessary to amend the Articles of Incorporation of the company and authorize within the Articles of Incorporation the preferred shares and the increase in the common shares. A copy of the proposed Certificate of Amendment to Articles of Incorporation is attached to this proxy statement as Appendix B. A vote in favor of amending the Articles of Incorporation is also a vote in favor of having an officer of the company sign and file the Certificate of Amendment to Articles of Incorporation with applicable Nevada state authorities.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.



                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for RRUN Ventures Network, Inc.'s proxy statement and form of proxy for its next annual meeting of shareholders will be June 27, 2003. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of RRUN Ventures Network, Inc.'s proxy statement and form of proxy is considered untimely is 45 days prior to June 27, 2003.

             Section 16(a) Beneficial Ownership Reporting Compliance

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

                               Number       Transactions   Known Failures
                               Of late      Not Timely     To File a
Name and principal position    Reports      Reported       Required Form
-------------------------------------------------------------------------
Ray A. Hawkins                    1             0               0
  CEO, President and Director

Edwin Kwong                       1             0               0
  COO,  CFO,  Treasurer,
  Secretary  and  Director


Saya Kyvrikosaios                 1             0               0
  Chief  Venture  Development.
  Officer  and  Director


Pavel Bains                       2             0               0
  Executive Vice President,
  Media  &  Entertainment

Emanuel Koseos                    0             0               0
  Chief  Technology  Officer


Note: Form 3 was filed by each Director within 30 days of the occurrence of the event necessitating the filing. Such event was the appointment by the Company to the Board of Directors or as an Officer of the Company.

                           BENEFICIAL STOCK OWNERSHIP

The following table sets forth, as of October 31, 2002, Common Stock ownership of (1) the Directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, based on management's best knowledge at the date set out above , and
(3)  the  Company's  Directors  and  Officers  as  a  group:

Directors, Officers and 5%                       Shares  Beneficially
Stockholders                                            Owned
----------------------------------------------------------------------------
                                                 Number             Percent
                                                 -------            -------

550605  B.C.  Ltd.                               2,814,000(1)         10.9%
4th  Floor,  62  W.  8th  Avenue
Vancouver,  B.C.  V5Y  1M7

Ray  A.  Hawkins                                 2,554,824(3)          9.8%
71-1075  Granville  Street
Vancouver,  B.C.  V6Z  1L4

Pavel  Bains                                       892,500(3)          3.4%
#101  -  1001  Broadway
Vancouver,  B.C.  V6H  4E4

Edwin  Kwong                                       817,500(3)          3.1%
#5  -  744  West  7th  Avenue
Vancouver,  B.C.  V5Z  1B8

Emanuel  Koseos                                 675,000(2)(3)          2.6%
#1  -  1601  M  Avenue.
Anacortes,  WA  98221

Neal  Stauffer                                   2,990,000(6)         10.1%
1100  Petroleum  Club  Building
601  South  Boulder
Tulsa  Oklahoma  74119

William  Cavert                                  2,690,000(7)          9.3%
314  South  Cincinati
Tulsa,  OK  74103

All  RRUN  directors  and                     4,409,824(4)(5)         16.5%
officers  as  a  group  (4persons)


(1)  Ray  A.  Hawkins  owns  74%  of  550605  B.C.  Ltd.
(2) This includes 530,000 shares owned by Kaph Data Engineering Inc. Emanuel Koseos owns 85% of Kaph Data Engineering Inc.
(3)  Includes  shares  issuable  upon  the  exercise  of options within 60 days.
(4) Includes 862,500 shares issuable upon the exercise of options within 60 days.
(5)  Does  not  include  3,000,000  options  awarded  to  Dr.  Ted  E  Prince.
(6) Includes 1,790,000 shares issuable upon the exercise of warrants within 60 days.
(7) Includes 1,770,000 shares issuable upon the exercise of warrants within 60 days.


All beneficial owners have sole voting and investment power over all of the shares they own.
Percentage ownership is based on 25,867,123 shares of common stock issued, outstanding, and entitled to vote at the meeting, except where indicated.



                         INFORMATION REGARDING THE BOARD

The Board met seven times during the fiscal year ended December 31, 2001 and as issues were raised signed several written consents to action without meeting. All directors attended each of the meetings held.

The directors are not currently paid for acting as members of the board, other than receiving stock options.

The following table sets forth certain information as to our Chief Executive Officer and the highest paid officers and directors for our last fiscal year ended December 31, 2001. No other compensation was paid to any such officers or directors during this time period.

                            Annual Compensation Table
                            -------------------------                         All
              Annual Compensation (1)     Long Term Compensation              Other
                                               Other   Re-              LTIP  Comp-
                                               Annual  stricted         pay-  en-
                                               Compen- Stock   Options/ outs  sa-
Name          Title    Year   Salary     Bonus sation  Awarded SARs (#) ($)   tion
---------------------------------------------------------------------------------------------
Ray           President,  2001 $ 16,137   $ 0     $0      $0      100,000  $0    $0
A.            CEO         2002
Hawkins       and
              Director

---------------------------------------------------------------------------------------------
Edwin         COO,        2001   10,734     0      0       0      100,000   0     0
Kwong         CFO         2002
              and
              Director

---------------------------------------------------------------------------------------------
Saya          Chief       2001   24,712(2)  0      0       0      100,000   0     0
Kyvrikosaios  Development 2002
              Officer
              and
              Director
---------------------------------------------------------------------------------------------
Pavel         Exec.       2001   16,752 (3) 0      0       0      100,000   0     0
Bains         Vice        2002
              President
---------------------------------------------------------------------------------------------
Emanuel       Chief       2001    6,645     0      0       0      100,000   0     0
Koseos        Technology  2002
              Officer
---------------------------------------------------------------------------------------------


(1) Unless otherwise noted, compensation is for the six month period ended December 31, 2001. There was no compensation paid by the Company to the officers or directors of the Company prior to that time. As of December 31, 2001, no retirement, pension or insurance programs or other similar programs have been adopted by RRUN for the benefit of its employees.

(2) Mr. Saya Kyvrikosaios was paid approximately 60% of this total in the six month period ending June 30, 2001.

(3) Mr. Pavel Bains was paid approximately 56% of this total in the six month period ending June 30, 2001.

Subsequent to December 31, 2001, the Company executed Management Services Memorandums with five key directors/officers which are effective January 1, 2002. In addition to total signing bonuses of $258,000 which have no specific payment date and are payable in cash or shares of the Company or its subsidiary, RAHX, Inc., the memorandums provide for performance bonuses and total annual compensation as follows:

              Year  ended  December  31,  2002     $     460,000
              --------------------------------     -     -------
              Year  ended  December  31,  2003     $     460,000
              Year  ended  December  31,  2004     $     460,000
              Year  ended  December  31,  2005     $     380,000
              Year  ended  December  31,  2006     $     380,000

                     Options/SAR Grants in Last Fiscal Year
                               (Individual Grants)

                Number of       Percent of
                Securities      Total options
                Underlying      /SARs granted   Exercise
                Options/SARs    employees in    or base    Expir-
                granted         fiscal          price      ation
         Name   (#)             year            ($/Sh)     date
         ----------------------------------------------------------
         Ray A. Hawkins     100,000     7.8%     $0.10     9/5/2004
         ----------------------------------------------------------
         Edwin Kwong        100,000     7.8%     $0.10     9/5/2004
         ----------------------------------------------------------
         Saya Kyvrikosaios  100,000     7.8%     $0.10     9/5/2004
         ----------------------------------------------------------
         Emanuel Koseos     100,000     7.8%     $0.50     9/5/2004
         ----------------------------------------------------------
         Pavel Bains        100,000     7.8%     $0.10     9/5/2004
         ----------------------------------------------------------



               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values


                                           Number of      Value of
                                           unexercised    unexercised
                        Shares             options/       in-the- money
                        acquired           SARs at        options/
                        on       Value     FY-end(#)      SARs at FY-end($)
                        exercise realized  exercisable/   exercisable/
         Name           (#)      ($)       unexercisable  unexercisable
         ----------------------------------------------------------------
         Ray A. Hawkins    0      0         75,000/25,000  $15,000/$5,000
         ----------------------------------------------------------------
         Edwin Kwong       0      0         75,000/25,000  $15,000/$5,000
         ----------------------------------------------------------------
         Saya Kyvrikosaios 0      0         75,000/25,000  $15,000/$5,000
         ----------------------------------------------------------------
         Emanuel Koseos    0      0         10,000/90,000  $2,000/$18,000
         ----------------------------------------------------------------
         Pavel Bains       0      0         75,000/25,000  $15,000/$5,000
         ----------------------------------------------------------------

Insider  Participation  in  Compensation  Decisions

The Company does not have a Compensation Committee. All members of the Board of Directors are officers of the Company, receive compensation for services rendered and are involved in participation on compensation decisions.

Board  of  Directors  Report  on  Executive  Compensation

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the Company for their activities on the Company's behalf.

                                   AUDIT FEES
                                   ----------

RRUN Ventures Network, Inc. has been billed by Morgan & Company $16,835 for professional services, of which $12,770 was rendered for the audit of its financial statements for the most recent fiscal year and $4,065 was rendered for the reviews of its quarterly financial statements.

                       WHERE YOU CAN FIND MORE INFORMATION

RRUN Ventures Network, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. RRUN Ventures Network, Inc. files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

By  Order  of  the  Board  of  Directors


_______________________________
Ray  A.  Hawkins
President,  CEO  and  Director

                                   Appendix A

                                     AMENDED
                                     BYLAWS
                                       OF
                            RRUN VENTURES NETWORK, INC.
                              (A NEVADA CORPORATION)



                                    ARTICLE I
                                     OFFICES

     Section 1. Registered Office. The registered office of the corporation in the State of Nevada shall be in the City of Las Vegas, State of Nevada.

     Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

                                    ARTICLE II

                                  CORPORATE SEAL

     Section 3. Corporate Seal. If the corporation has a corporate seal, it shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The existence and use of a corporate seal is optional. Any document to which the corporation is a party shall be as valid and binding without the impress or image of a seal affixed as with it.

                                   ARTICLE III

                              STOCKHOLDERS' MEETINGS

     Section 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

     Section  5.  Annual  Meeting.

     (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Failure to hold an annual meeting shall not work to dissolve the corporation or pierce the corporate veil other than as required by applicable law. If directors are not elected during any calendar year, the corporation shall not for that reason be dissolved, but every director shall continue to hold office and discharge his duties until his or her successor has been elected.

     (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

     (c) Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c).

Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this
Section 5. Such stock-holder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (c) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and
(ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

     (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     Section  6.  Special  Meetings.

     (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

     (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by tele-graphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty
(120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     Section 7. Notice of Meetings. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     Section 8. Quorum. At all meetings of stockholders, except where a greater requirement is provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation's common voting stock shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

     Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

     Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada,
Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

     Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

     Section 13. Action Without Meeting. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

     Section  14.       Organization.

     (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

     (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                    ARTICLE IV

                                     DIRECTORS

     Section 15. Number and Qualification. The authorized number of directors of the corporation shall be not less than one (1) nor more than twelve
(12) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

     Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

     Section 17. Election and Term of Office of Directors. Members of the Board of Directors shall hold office for the terms specified in the Articles of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Articles of Incorporation.

     Section 18. Vacancies. Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

     Section 19. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     Section 20. Removal. Subject to the Articles of Incorporation, any director may be removed by:

     (a) the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

     (b) the affirmative and unanimous vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.

     Section  21.       Meetings.

     (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b) Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

     (c) Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the President or any two of the directors.

     (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section  22.       Quorum  and  Voting.

     (a) Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

     (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

     Section 23. Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     Section  25.       Committees.

     (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation.

     (b) Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

     (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

     Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V

                                    OFFICERS

     Section 27. Officers Designated. The officers of the corporation shall include the President, the Secretary, and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

     Section  28.       Tenure  and  Duties  of  Officers.

     (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     (b) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     (c) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     (d) Duties of Treasurer. The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     Section 30. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

     Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE  VI

                   EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                      OF SECURITIES OWNED BY THE CORPORATION

     Section  32.       Execution  of  Corporate  Instrument.  The  Board  of
Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

     Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiting the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

     All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person .or persons as the Board of Directors shall authorize so to do.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                   ARTICLE VII

                                 SHARES OF STOCK

     Section 34. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the
corporation.   Any  or  all  of  the  signatures  on  the  certificate  may  be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

     Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

     Section  36.       Transfers.

     (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

     (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Nevada.

     Section  37.       Fixing  Record  Dates.

     (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION

     Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE IX

                                  DIVIDENDS

     Section 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

     Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                  FISCAL YEAR

     Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                  ARTICLE XI

                         IMMUNITY AND INDEMNIFICATION

     Section 43. Immunity of Directors and Indemnification of Directors and Officers.

     (a) Director Immunity. Directors will be immune from monetary liabilities to the fullest extent not prohibited by Nevada law. Excepted from that immunity are:

     - a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director has a material conflict of interest;

     - a violation of criminal law unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful;

     - a transaction from which the director derived an improper personal profit; and

     -    willful  misconduct.

     (b) Directors and Officers. The corporation will indemnify its directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under Nevada law or (iv) such indemnification is required to be made pursuant to these Bylaws.

     (c) Expense. The corporation will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under these Bylaws.

     No advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

                                ARTICLE XII

                                  NOTICES

     Section  44.  Notices.

     (a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

     (b) Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

     (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

     (d) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

     (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

     (f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him ill the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     (g) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Nevada General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                  ARTICLE XII

                                  AMENDMENTS

     Section  45.  Amendments.

     The Board of Directors shall have the power to adopt, amend, or repeal these Bylaws.


                                 ARTICLE XIV

                              LOANS TO OFFICERS

     Section 46. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.


Declared and certified as the Bylaws of RRUN VENTURES NETWORK, INC. as of the ___ day of ____________, 2001.

Signature of Officer:     ________________________

Name of Officer:          Ray  Hawkins

Position of Officer:      President/CEO

                                   Appendix B

              Certificate of Amendment to Articles of Incorporation
                            Nevada Profit Corporation
                       (Pursuant to NRS 78.385 and 78.390)

1.   The  name  of  this  corporation  is  RRUN  Ventures  Network  Inc.

2.   The  articles  have  been  amended  as  follows:

     ARTICLE III of the Articles of Incorporation is amended to read in its entirety as follows:


                                   ARTICLE III
                            AUTHORIZED CAPITAL STOCK

          The amount of total authorized capital stock which the Corporation shall have authority to issue is 450,000,000 shares, 250,000,000 of which shall be common shares, each with $0.0001 par value, and 200,000,000 of which shall be preferred shares, each with $0.0001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation.

          No cumulative voting, on any matter to which shareholders shall be entitled to vote, shall be allowed for any purpose.

          The authorized stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _______.

4.   Signatures


     _______________________                        _______________________
     President                                      Secretary

                           RRUN Ventures Network, Inc.
                                      PROXY

                         Annual Meeting of Shareholders
                                December 30, 2002
                                      PROXY
The undersigned appoints Ray A. Hawkins of RRUN Ventures Network, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of RRUN Ventures Network, Inc., to be held December 30, 2002, beginning at 10:00 p.m., Pacific Time, at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated  [X]  Total Number of Shares Held: _________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. For the election of the following three nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: Ray A. Hawkins, Edwin Kwong, and Pavel Bains.

                      FOR  Nominees     NOT  FOR  Nominees
                          [_]                  [_]

2.   To  confirm  the appointment of Morgan & Company as the Company's auditors.

                      FOR  Appointment     NOT  FOR  Appointment
                          [_]                  [_]

3.   To  ratify  the  amended  bylaws  approved  by  the  Board  of  Directors.

                      FOR  Amended  Bylaws     NOT  FOR  Amended  Bylaws
                          [_]                  [_]

4.   To  approve  the  amendments  to  the  articles  of  incorporation.

                      FOR  Amended  Articles     NOT  FOR  Amended  Articles
                          [_]                  [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).


Signature(s)                              Dated:  ________________,  2002



___________________________               ___________________________


          PLEASE SIGN AND RETURN THIS PROXY PRIOR TO DECEMBER 30, 2002.

                                       18